UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2026
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation of the	000-51404	35-6001443
United States
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 28, 2026, the Federal Home Loan Bank of Indianapolis (“Bank”) announced that Mr. Chad A. Brandt, age 62, was appointed Executive Vice President - Chief Financial Officer, effective September 1, 2026. Mr. Brandt joined the Bank in January 2016 as Senior Vice President - Treasurer and was appointed Senior Vice President - Chief Financial Officer in March 2026. Mr. Brandt will continue to serve as the Bank’s Principal Financial Officer.

Mr. Brandt will be paid an annual base salary of $480,000, prorated for 2026 and remains a Level 1 Participant under the Bank's 2026 Incentive Compensation Plan. A copy of this plan was included as an exhibit to the Bank's Quarterly Report on Form 10-Q filed with the SEC on May 7, 2026.

Neither Mr. Brandt nor any member of his immediate family has or has had any material interest in any transaction or proposed transaction with the Bank.

Item 8.01 Other Events.

On September 28, 2026, the Bank also announced certain organizational changes which are also included in the news release attached as Exhibit 99.1.

The information contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Exhibits.

Exhibit Number	Description

99.1	New Release - FHLBank Indianapolis announces leadership changes
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2026

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/BRENDAN W. MCGRATH
Brendan W. McGrath
President - Chief Executive Officer